Exhibit 10.2

FOURTH AMENDMENT
TO CREDIT AGREEMENT

     This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of July 20, 2004 is among each of the parties named as a Borrower on the signature pages hereto (collectively, the “Borrowers”; each, individually, a “Borrower”), the financial institutions party hereto (the “Lenders”), and Bank of America., N.A., for itself and as agent for the Lenders (the “Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement defined below.

RECITALS:

     A. The Agent and the Lenders are parties to that certain Credit Agreement dated as of May 16, 2002, as amended, supplemented, restated or otherwise modified from time to time (the “Credit Agreement”), among the Borrowers, the Agent and the Lenders.

     B. Coltec has been involved in a dispute with certain of its London market insurers with respect to the payment of claims under asbestos insurance policies written or reinsured through such London market insurers (the “LM Policies”), and Coltec desires to enter into one or more settlement agreements with such London market insurers whereby (a) Coltec shall receive catch-up payments with respect to existing asbestos insurance claims under the LM Policies, (b) additional amounts will be paid by such London market insurers into one or more trusts (collectively, the “Trust”) in settlement of the LM Policies, and (c) such amounts in the Trust will be available to Coltec for application against future asbestos related liabilities (collectively, the “Settlement Transaction”).

     C. The Agent and the Lenders are willing to consent to the Settlement Transaction, subject to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Consent to Settlement. Subject to the terms and conditions contained in Section 4 hereof, and notwithstanding the terms of Section 7.28 of the Credit Agreement, the Agent and the Lenders hereby consent to the consummation of the Settlement Transaction in one or more transactions on substantially the terms disclosed to the Agent prior to the date hereof.

     2. Amendments to Credit Agreement.

     (a) The Credit Agreement is hereby amended by deleting the definitions of “Fixed Charge Coverage Ratio” and “Fixed Charges” set forth in Annex A to the Credit Agreement and replacing them with the following:

          “Fixed Charge Coverage Ratio” means, with respect to any fiscal period of Borrowers, the ratio of (i) EBITDA plus administrative expenses and defense costs relating to asbestos claims to the extent such costs and expenses are not reimbursed by insurance (or by reimbursement from any trust established from the proceeds received from insurers with respect to the settlement of asbestos insurance obligations) and are expensed through the profit and loss statements of the Borrowers during such fiscal period to (ii) (A) Fixed Charges minus (B) the Excluded Foreign Sub Income Amount.

     “Fixed Charges” means, with respect to any fiscal period of Parent and its consolidated Subsidiaries on a consolidated basis, without duplication, (a) interest expense, plus (b) Capital Expenditures (excluding Capital Expenditures funded with Debt other than Revolving Loans, but including, without duplication, principal payments with respect to such Debt), plus (c) scheduled principal payments of Debt, plus (d) Federal, state, local and foreign income taxes (excluding deferred taxes), plus (e) payments, administrative expenses and defense costs (net of insurance reimbursements received and reimbursements received from any trust established from the proceeds received from insurers with respect to the settlement of asbestos insurance obligations) relating to asbestos claims and litigation against any Borrower or its Subsidiaries, plus (f) all Distributions by the Parent made during such fiscal period.

     (b) The Credit Agreement is hereby amended by deleting Section 9.1(p) and replacing it with the following:

     (p) at any time the Agent shall not have a perfected first priority security interest (acknowledged by the applicable insurance company (or, in the case of any amounts held in a trust established with the consent of the Agent and the Lenders, by the applicable trustee) pursuant to an acknowledgment in form and substance satisfactory to the Agent) in at least 50% of the amounts owing to Garlock Sealing and Coltec at such time to reimburse Garlock Sealing and Coltec for payments made by Garlock Sealing and Coltec with respect to claims against Garlock Sealing and Coltec relating to Garlock Sealing’s use and distribution of products alleged to contain asbestos;

     3. Reaffirmation of Obligations. Each Borrower acknowledges and affirms that all of its obligations and undertakings under the Credit Agreement and the other Loan Documents, including, without limitation, all of its obligations and undertakings under Section 13.11 and 13.19 of the Credit Agreement, shall remain in full force and effect taking into account all of the terms and conditions of this Amendment and the transactions contemplated hereby.

     4. Conditions Precedent. The effectiveness of the consent contained in Section 1 above and the amendments contained in Section 2 above is subject to, and contingent upon, the satisfaction of each of the following conditions precedent, each in form and substance satisfactory to the Agent and the Lenders, unless the same shall otherwise be waived in writing by the Agent and the Lenders in their sole and absolute discretion:

          (a) the Agent and the Lenders shall have received duly executed counterparts of this Amendment signed by each Borrower, the Agent and each Lender;

          (b) the representations and warranties of each Borrower contained herein shall be true and correct;

          (c) the Agent shall have received a Reaffirmation of Guaranty from the Parent and each Subsidiary Guarantor in the form attached hereto; and

          (d) the Agent shall have received such certificates, opinions and other items relating to this Amendment and the transactions contemplated hereby as the Agent may request.

     5. Reference to and Effect on the Credit Agreement. Except as expressly provided herein, the Credit Agreement shall remain unmodified and in full force and effect and each Borrower hereby ratifies and confirms all its obligations and liabilities thereunder after giving effect to this Amendment.

     6. Representations and Warranties. Each Borrower hereby represents and warrants to the Agent and each Lender that: (a) this Amendment and the actions on such Borrower’s part contemplated hereby have been duly approved by all requisite action on the part of such Borrower; (b) this Amendment and each of the other documents executed and delivered by such Borrower in connection herewith have been duly executed and delivered and constitute the legal, valid, and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, by general equitable principles or by principles of good faith and fair dealing; and (c) the execution, delivery and performance of this Amendment and each of the other documents executed and delivered by such Borrower in connection herewith do not and will not violate or conflict with any provision of such Borrower’s Articles or Certificate of Incorporation or by-laws or other constitutive documents in effect on the date hereof, or any contracts or agreements to which such Borrower is a party or by which any of its assets are bound. Each Borrower further hereby represents and warrants to the Agent and each Lender that the representations and warranties of such Borrower contained in the Loan Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, other than any such representation or warranty which relates to a specified prior date. Each Borrower further represents and warrants to the Agent and each Lender that no Event of Default exists under any Loan Document.

     7. Miscellaneous.

          (a) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, no Borrower may assign this Amendment or any of its rights or obligations hereunder without the prior written consent of the Agent and the Lenders.

          (b) This Amendment (together with the Credit Agreement) constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all prior negotiations, representations, warranties, commitments, offers, letters of interest or intent, proposal letters, contracts, writings or other agreements or understandings with respect thereto.

          (c) No waiver and no modification or amendment of any provision of this Amendment shall be effective unless specifically made in writing and duly signed by the party to be bound thereby.

          (d) Paragraph and subparagraph titles, captions and headings herein are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Amendment or the intent of any provision hereof.

          (e) No failure or delay on the part of any party hereto to exercise any right, power or privilege hereunder or under any instrument executed pursuant hereto shall operate as a waiver nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          (f) Each Borrower affirms and acknowledges that this Amendment shall be a Loan Document for all purposes of the Credit Agreement.

          (g) Any reference to the Credit Agreement contained in any notice, request, certificate or other document executed concurrently with or before or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise specify.

          (h) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

          (i) THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE LAWS AND DECISIONS OF THE STATE OF NORTH CAROLINA.

          (j) The Borrowers agree to pay all of the Agent’s out-of-pocket costs and expenses incurred in connection with this Amendment (including, without limitation, the reasonable fees and expenses of outside counsel).

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Credit Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

“BORROWERS:	COLTEC INDUSTRIES INC
	By:	/s/ Richard L. Magee
	Name:	Richard L. Magee
	Title:	Vice President

COLTEC INDUSTRIAL PRODUCTS LLC
By:	/s/ Donald G. Pomeroy
Name:	Donald G. Pomeroy
Title:	Vice President and Treasurer

GARLOCK SEALING TECHNOLOGIES LLC
By:	/s/ Donald G. Pomeroy
Name:	Donald G. Pomeroy
Title:	Vice President and Treasurer

GGB, LLC, formerly known as Glacier Garlock Bearings LLC
By:	/s/ Donald G. Pomeroy
Name:	Donald G. Pomeroy
Title:	Vice President and Treasurer

HABER TOOL COMPANY INC.
By:	/s/ Richard L. Magee
Name:	Richard L. Magee
Title:	Vice President

STEMCO LLC
By:	/s/ Donald G. Pomeroy
Name:	Donald G. Pomeroy
Title:	Treasurer

CORROSION CONTROL CORPORATION
By:	/s/ Richard L. Magee
Name:	Richard L. Magee
Title:	Vice President

“AGENT” and “LENDERS”	BANK OF AMERICA, N.A., as the Agent and a Lender
	By:	/s/ David M. Anderson
	Name:	David M. Anderson
	Title:	Senior Vice President

CITICORP USA, INC., as a Lender
By:	/s/ Miles D. McManus
Name:	Miles D. McManus
Title:	Vice President and Director

CONGRESS FINANCIAL CORPORATION (SOUTHWEST), as a Lender
By:	/s/ Joe T. Curdy
Name:	Joe T. Curdy
Title:	Vice President

REAFFIRMATION OF PARENT GUARANTEE

July 20, 2004

Bank of America, N.A., as Agent
600 Peachtree Street, 10th Floor
Atlanta, GA 30308

Please refer to (1) the Credit Agreement dated as of May 16, 2002 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among each of the “Borrowers” named therein, the “Lenders” named therein and Bank of America, N.A., as agent for the Lenders (the “Agent”) and (2) the Parent Guarantee dated May 16, 2002 (as amended, the “Guarantee”) by EnPro Industries, Inc. (“Guarantor”) in favor of the Agent. Pursuant to the Fourth Amendment to Credit Agreement (the “Amendment”) dated as of even date herewith among the Borrowers, the Agent, and the Lenders signatory thereto, the Credit Agreement has been amended in accordance with the terms and conditions of the Amendment.

Guarantor hereby (i) acknowledges and reaffirms all of its obligations and undertakings under the Guarantee, and (ii) acknowledges and agrees that subsequent to, and taking into account all of the terms and conditions of the Amendment, the Guarantee is and shall remain in full force and effect in accordance with the terms thereof

ENPRO INDUSTRIES, INC.
By:	/s/ Richard L. Magee
Name:	Richard L. Magee
Title:	Senior Vice President

REAFFIRMATION OF SUBSIDIARY GUARANTEE

July 20, 2004

Bank of America, N.A., as Agent
600 Peachtree Street, 10th Floor
Atlanta, GA 30308

Please refer to (1) the Credit Agreement dated as of May 16, 2002 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among each of the “Borrowers” named therein, the “Lenders” named therein and Bank of America, N.A., as agent for the Lenders (the “Agent”) and (2) the Subsidiary Guarantee dated May 16, 2002 (as amended, the “Guarantee”) by each of the undersigned (each, a “Guarantor”) in favor of the Agent. Pursuant to the Fourth Amendment to Credit Agreement (the “Amendment”) dated as of even date herewith among the Borrowers, the Agent, and the Lenders signatory thereto, the Credit Agreement has been amended in accordance with the terms and conditions of the Amendment.

Each Guarantor hereby (i) acknowledges and reaffirms all of its obligations and undertakings under the Guarantee, and (ii) acknowledges and agrees that subsequent to, and taking into account all of the terms and conditions of the Amendment, the Guarantee is and shall remain in full force and effect in accordance with the terms thereof.

QFM SALES AND SERVICES, INC.,
By:	/s/ Richard L. Magee
Name:	Richard L. Magee
Title:	Vice President

COLTEC INTERNATIONAL SERVICES CO.
By:	/s/ Richard L. Magee
Name:	Richard L. Magee
Title:	Vice President

Signatures continue on following page.

GARRISON LITIGATION MANAGEMENT GROUP, LTD.
By:	/s/ Donald G. Pomeroy
Name:	Donald G. Pomeroy
Title:	Vice President and Treasurer

GGB, INC., formerly known as Glacier Garlock Bearings Inc.
By:	/s/ Richard L. Magee
Name:	Richard L. Magee
Title:	Vice President

GARLOCK INTERNATIONAL INC.
By:	/s/ Donald G. Pomeroy
Name:	Donald G. Pomeroy
Title:	Vice President and Treasurer

GARLOCK OVERSEAS CORPORATION
By:	/s/ Donald G. Pomeroy
Name:	Donald G. Pomeroy
Title:	Vice President and Treasurer